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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                January 15, 2001



                             QUENTRA NETWORKS, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-5486                   36-2448698
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


          1640 S. Sepulveda Boulevard, Suite 222, Los Angeles, CA 90025
         --------------------------------------------------------------
                     Address of principal executive offices

                                 (800) 935-8506
                      ------------------------------------
                         Registrant's Telephone Number,
                               Including area code



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Item 4.     Changes in Registrant's Certifying Accountant.

     On January 15, 2001, Arthur Andersen LLP advised the Company that it was resigning as the Company's independent public accountants. Arthur Andersen had served as the Company's independent public accountants for the three fiscal years ended March 31, 2000.

     In neither of the Company's past three fiscal years did the Arthur Andersen report on the Company's annual financial statements contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audits for the three most recent fiscal years and through the quarter ending September 30, 2000, the Company has not had any disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     As previously disclosed in the Form 10Q for the quarter ended September 30, 2000, we were advised by our independent public accountants that, if prior to the completion of their audit of our financial statements for the year ending March 31, 2001 we are unable to demonstrate our ability to fund our operations for the next 12 months, their auditors' report on those financial statements will be modified for the contingency related to our ability to continue as a going concern.

     At the Registrant's request, Arthur Andersen has furnished it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached hereto.

     The Company has not engaged a new independent accountant.

Item 5.    Other Events.

     On January 15, 2001, Neal G. Taylor and Ronald E. Bolen resigned from their positions as a director of the Company and on January 17, 2001 Jerry Conrad resigned from his position as a director of the Company.

Item 7.    Exhibits.

(c)  Exhibits

     16.1 Letter dated January 15, 2001 from Arthur Andersen LLP.

     16.2 Letter dated January 23, 2001 from Arthur Andersen LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 23rd day of January 2001.

                                   QUENTRA NETWORKS, INC.



                                    By: /s/ Timothy G. Atkinson
                                        --------------------------------
                                        Timothy G. Atkinson
                                        Vice President of Business Development
                                        and General Counsel